UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2005

                                   IPEX, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                   000-50774                 41-2052984
(State or Other Jurisdiction     (Commission File          (I.R.S. Employer
     of Incorporation)               Number)            Identification Number)

             9255 Towne Centre Drive, Suite 235, San Diego, CA 92121
               (Address of principal executive offices) (zip code)

                                 (858) 720-8000
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

      As reported in Forms 8-K filed on July 6, 2005 and July 12, 2005, IPEX, Inc. (the "Company") entered into a purchase agreement, dated June 7, 2005, with B Tech Ltd., Massimo Ballerini and Emanuele Boni (the "B Tech Agreement"). Under the B Tech Agreement, the Company purchased certain intellectual property rights including quadratic, circular transform algorithms, codes and formulas for image enhancement, compacting and content protection applications (the "B Tech Assets"). The purchased technology and formulas also include the concept of "floating pixels" versus a frame by frame system and the integration of sound into a digital image to stream live content for wireless systems based on 9,6Kbit/s and to be used on full display screens at less than 64Kbit/s (ISDN). The purchase price for the B Tech Assets totals $6,000,000 of the Company's common stock, with the number of shares of common stock to be issued based on the average of the closing bid and asked prices per share of the common stock as quoted on the OTC Bulletin Board for the 20 trading days prior to the closing date. The Company was required to issue such shares 90 days after the closing date (the "Valuation Date").

      On November 6, 2005, the Company entered into a second amendment to the B Tech Agreement clarifying the calculation of the number of shares of common stock issuable under the B Tech Agreement. As amended, the number of shares of common stock to be issued to the sellers was determined by dividing $6,000,000 by $3.23, which equals the volume weighted average of the closing prices of the Company's common stock for the 20 trading days prior to the Valuation Date. In total, the Company issued 1,857,585 shares of common stock as consideration for the B Tech Assets. Such shares were issued pursuant to the exemption from registration requirements provided by Regulation S, promulgated pursuant to the Securities Act of 1933, as amended.

Item 3.02 Unregistered Sales of Equity Securities.

      See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number   Description
-------- -----------------------------------------------------------------------

4.1 Purchase Agreement, dated June 7, 2005, between IPEX, Inc., RGB Channel SRL, Massimo Ballerini, B Tech Ltd. and Emanuele Boni (Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on July 6, 2005)

4.2 Amendment No. 1 to Purchase Agreement entered into on June 29, 2005 among IPEX, Inc., B Tech Ltd., Massimo Ballerini and Emanuele Boni (Incorporated by reference to Form 8-K filed with the Securities and Exchange Commission on July 12, 2005)

4.3 Amendment No. 3 to Purchase Agreement entered into on November 6, 2005 among IPEX, Inc., B Tech Ltd., Massimo Ballerini and Emanuele Boni

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        IPEX, Inc.


Dated: November 8, 2005                 By:  /s/ Gerald Beckwith
                                           -------------------------------------
                                        Name:    Gerald Beckwith
                                        Title:   Chief Executive Officer


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